EXHIBIT 10.20

CONFIDENTIAL TREATMENT REQUESTED

Design Services Agreement

between

Sony Computer Entertainment Inc.

and

SONY Corporation

and

Transmeta Corporation

March 29, 2005

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Transmeta and SONY Confidential	FINAL EXECUTION COPY

Sony Computer Entertainment Inc. and SONY Corporation and Transmeta Corporation

DESIGN SERVICES AGREEMENT

          This Design Services Agreement (“Agreement”) is made and entered into as of March 29, 2005 (the “Effective Date”), by and between Transmeta Corporation. a Delaware U.S.A. corporation with offices at 3990 Freedom Circle, Santa Clara, CA 95054 (“Transmeta”), and Sony Computer Entertainment Inc., a Japanese Corporation with office at 2-6-21 Minamiaoyama, Minato-ku, Tokyo 107-0062, Japan (“SCEI”) and Sony Corporation, a Japanese corporation with offices at 6-7-35 Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan (“Sony Co”) (collectively, “SONY”).

          Transmeta and SONY desire to have Transmeta perform certain design services for SONY, subject to and in accordance with the terms and conditions of this Agreement.

        NOW, THEREFORE, the parties agree as follows:

     1. DEFINITIONS.

          1.1 ““Alliance Manager” means a single alliance manager responsible for general coordination between the parties under this Agreement.

          1.2 “Background Technology” of a party means any technologies, products, processes, techniques, designs, specifications, and materials developed by the party independent of this Agreement.

          1.3 “Confidential Disclosure Agreement” means the Confidential Disclosure Agreement executed by and between International Business Machines Corporation (“IBM”), SCEI, Toshiba Corporation (“Toshiba”) and Transmeta as of * * *.

          1.4 “Confidential Information” means any business or technical information of Transmeta or SONY that is designated by a party as “confidential” or “proprietary” at the time of disclosure or due to its nature or under the circumstances of its disclosure the party receiving such information knows or has reason to know should be treated as confidential or proprietary. Notwithstanding the foregoing, the parties agree that SONY-owned Transmeta Project-related Inventions and Jointly-owned Projected-related Inventions shall be deemed SONY’s Confidential Information and both parties’ Confidential Information, respectively. Confidential Information does not include information that: (i) is or becomes generally known to the public through no fault or breach of this Agreement by the receiving party; (ii) is rightfully known by the receiving party at the time of disclosure without an obligation of confidentiality; (iii) is independently developed by the receiving party without use of the disclosing party’s Confidential Information; (iv) is rightfully received by the receiving party from a third party without restriction on use or disclosure; or (v) is disclosed with the prior written approval of the disclosing party.

          1.5 “Executive Relationship Manager” means a single executive relationship manager responsible for the health of the overall relationship between the parties under this Agreement.

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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          1.6 “Intellectual Property Rights” means Patent Rights, copyright rights, trade secret rights, know-how and any other intellectual property rights.

          1.7 “Jointly-owned Project-related Inventions” means (a) any inventions, improvements or innovations created jointly by Transmeta and SONY pursuant to any Project Agreement or any work related thereto, and (b) any Transmeta Project-related Inventions that are deemed Jointly-owned Project-related Inventions under Section 4.2.

          1.8 “LongRun2 Agreement” means that certain LongRun2 Technology License Agreement dated January 20, 2005 between Transmeta and Sony Co.

          1.9 “Patent Rights” means all worldwide patent rights (including rights in patent applications).

          1.10 “Project Agreement” means a written agreement that describes the specific Services, including the expected number of authorized Transmeta Personnel.

          1.11 “Project Manager” means the primary point of contact under this Agreement.

          1.12 “Services” means the design and/or engineering services to be performed by Transmeta for SONY in accordance with the terms and conditions of this Agreement

          1.13 “SONY Material” means any data, information and any other materials required by Transmeta to perform the Services, including, but not limited to, any data, information or materials specifically identified in the Project Agreement.

          1.14 “STI Information” means (i) any “Confidential Information” defined in and disclosed to Transmeta by SCEI, or by IBM or Toshiba on behalf of SCEI, under the Confidential Disclosure Agreement, and/or (ii) any SONY Confidential Information designated as “STI Information” by SONY at disclosure.

          1.15 “Transmeta Personnel” means Transmeta employees, contractors and/or consultants authorized to perform Services pursuant to the Project Agreements.

          1.16 “Transmeta Project-related Inventions” means any inventions, improvements or innovations created by Transmeta (working alone or with a third party) in connection with performing Services pursuant to any Project Agreement or any work related thereto.

     2. SERVICES.

          2.1 Project Agreements. From time to time, SONY and Transmeta will execute one or more Project Agreements. Each Project Agreement will expressly refer to this Agreement, will form a part of this Agreement, and will be subject to the terms and conditions contained herein.

          2.2 Performance of Services. Transmeta will perform the Services in accordance with the terms and conditions of this Agreement and of each Project Agreement.

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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          2.3 Project Meetings. During the term of this Agreement, SONY and Transmeta are expected to schedule and conduct an executive management committee meeting on at least a quarterly basis, a part of whose purpose is i) to review the progress of Services under existing Project Agreements, ii) to plan Project Agreements for future Services to be performed pursuant to this Agreement, iii) to review staffing requirements and associated costs, including the advance payments and monthly fees payable by SONY to Transmeta pursuant to Section 3 and any adjustments thereto, and iv) to discuss other technical and business matters relevant to the successful performance and completion of Services. It is also expected that technical engineering related meetings will be scheduled as frequently as is mutually determined necessary between the parties.

          2.4 Changes and Adjustments. As a result of meetings and discussions between the parties, including, without limitation, meetings conducted by the parties pursuant to Section 2.3, the parties may desire to make changes to existing Project Agreements including, without limitation, changes to the number of Transmeta Personnel, the scope or specification of Services then being performed under such Project Agreements. Changes to the scope or specification of such Services may also require changes to the schedule for the performance of Services or adjustments to the fees payable for such Services or may require Transmeta to hire or engage additional Transmeta Personnel, all as may be appropriately determined between the parties. Any proposed changes to a Project Agreement will be effective only if such changes are confirmed in writing and signed by the Executive Relationship Manager and relevant Project Manager(s) of each party. Notwithstanding the foregoing provisions, if SONY provides Transmeta with * * * prior written notice and discusses with Transmeta new projection of the headcount of Transmeta Personnel, SONY may reduce headcount of the Transmeta Personnel set forth in any Project Agreement on its discretion.

          2.5 SONY Responsibilities. In connection with each Project Agreement, SONY will provide qualified personnel who are capable of performing SONY’s portion of duties and tasks under the Project Agreement, and such other duties and tasks as may be reasonably required to permit Transmeta to perform the Services. SONY will also make available to Transmeta SONY Materials on SONY’s reasonable discretion. SONY will be responsible for ensuring that all such SONY Materials are accurate and complete.

          2.6 Designated Contacts. Each party will designate an Executive Relationship Manager, Alliance Manager and Project Manager. One person may be a Project Manger for multiple Project Agreements. A party may designate a new Executive Relationship Manager, Alliance Manager or Project Manager by written notice to the other party. The following persons are the Executive Relationship Manager, Alliance Manager and Project Manager of each party as of the Effective Date:

Executive Relationship Managers:
Company: Sony Corporation	Company: Transmeta Corporation
Name: * * *	Name: David R. Ditzel
Phone: * * *	Phone: * * *
Email: * * *	Email: * * *

Company: Sony Computer Entertainment Inc.
Name: * * *

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Phone: * * *
Email: * * *

Alliance Mangers :
Company: Sony Corporation	Company: Transmeta Corporation
Name: * * *	Name: John Heinlein
Phone: * * *	Phone: * * *
Email: * * *	Email: * * *

Company: Sony Computer Entertainment Inc.
Name: * * *
Phone: * * *
Email: * * *

          2.7 Relationship of the Parties. Transmeta is performing the Services as an independent contractor, is not an employee, agent, joint venturer or partner of SONY, and has no authority to bind SONY by contract or otherwise. Transmeta acknowledges and agrees that its personnel are not eligible for or entitled to receive any compensation, benefits or other incidents of employment that SONY makes available to its employees. Transmeta is solely responsible for all taxes, expenses, withholdings, and other similar statutory obligations arising out of the relationship between Transmeta and its personnel and the performance of Services by such personnel.

     3. PAYMENT.

          3.1 Fees and Expenses. For Transmeta’s performance of Services, SONY will pay Transmeta fees calculated in accordance with the terms set forth in each Project Agreement. If not otherwise specified in a Project Agreement, the * * * fees payable to Transmeta will be * * *. In addition, SONY will reimburse Transmeta for all related reasonable and customary travel, lodging, facilities, utilities, telecommunications, copying and printing, office supplies, computing equipment, CAD tools and other related business expenses incurred by Transmeta or its personnel to the extent incurred in connection with the performance of Services. The parties expressly acknowledge and agree that the flight expense to be reimbursed by SONY will be limited to the economy-class fee. Transmeta shall provide SONY from time to time with written estimation for such expenses to be incurred and obtain SONY’s prior approval. In the event that actual expenses are expected to exceed * * * beyond Sony’s approved estimation, Transmeta shall contact SONY for further approval. At SONY’s request, Transmeta will provide SONY with receipts and other documentation for all such expenses.

     3.2 Payment Terms. By April 8, 2005 SONY will pay Transmeta an advance payment equal to the fees payable for * * * of Services under the initial Project Agreements as of the Effective Date. On approximately the 15th day of each month thereafter, Transmeta will invoice SONY for an additional month of Services as specified in the Project Agreements, as well as for any applicable expenses for which Transmeta is entitled to reimbursement based on the Services performed by Transmeta during the preceding month. If Transmeta was unable to provide the total headcount of Transmeta Personnel for Services performed during a preceding month, as specified in the Project Agreements, then Transmeta will make a corresponding adjustment correction in each next monthly invoice. The parties expressly acknowledge and agree that, if Transmeta

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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provided the Transmeta Personnel beyond the headcount set forth in the Project Agreement for Services performed during a preceding month, SONY shall not be required to pay the monthly fees for the Transmeta Personnel provided so beyond such headcount. SONY will pay Transmeta’s Invoice no later than * * * after SONY’s receipt thereof. Any invoice not paid within such * * * period will accrue interest at the rate of * * *.

          3.3 Taxes. All fees, expenses and other amounts payable to Transmeta hereunder do not include any sales, use, value added or other applicable taxes, tariffs or duties, payment of which will be the sole responsibility of SONY (excluding any taxes based on Transmeta’s net income). SONY will promptly reimburse Transmeta for any such amounts that Transmeta pays on SONY’s behalf.

     4. OWNERSHIP AND LICENSES. Except as otherwise expressly set forth in a Project Agreement, ownership of all rights, title and interest in and to all technologies, products, processes, techniques, designs, specifications, and materials of any kind used or developed by Transmeta and/or SONY pursuant to this Agreement, including Intellectual Property Rights therein, will be solely as set forth in this Section 4.

          4.1 Background Technology. As between the parties, each party exclusively owns all rights, title and interest in and to any Background Technology, including all Intellectual Property Rights therein. Except as expressly provided in this Agreement or Project Agreement, nothing in this Agreement will be deemed to grant to either party any rights or licenses of any kind in or to any Background Technology of the other party, and if the party (“requesting party”) wishes to obtain such rights or licenses from the other party, such other party will discuss with the requesting party in good faith the possibility to grant such rights or license to the requesting party.

          4.2 Transmeta Project-related Inventions. If either party wishes to obtain Patent Rights for a Transmeta Project-related Invention, then SONY will make a good faith effort to determine whether the Transmeta Project-related Invention may be based on STI Information. If SONY determines that the Transmeta Project-related Invention may be based on STI Information, and SONY, IBM and Toshiba confirm before filing of the corresponding patent application that the Transmeta Project-related Invention is based on STI Information, then Patent Rights for such Transmeta Project-related Invention shall be transferred to SONY without charge and be solely owned by SONY. All other Transmeta Project-related Inventions shall be deemed Jointly-owned Project-related Inventions and ownership shall be determined by Section 4.3.

          4.3 Jointly-owned Project-related Inventions. Subject to SONY’s rights in any underlying SONY Background Technology, and Transmeta’s rights in any underlying Transmeta Background Technology, SONY and Transmeta will jointly own all Intellectual Property Rights in and to Jointly-owned Project-related Inventions. Each of the parties hereby irrevocably transfers and assigns to the other party a joint ownership interest in all right, title, and interest that the transferring party may have in and to the Jointly-owned Project-related Inventions and all Intellectual Property Rights therein. Neither party will have any obligation to the other party to account for or to share any royalties, fees or other benefits derived from its use, licenses, sales or other disposition or exploitation of any Jointly-owned Projected-related Inventions. The parties will reasonably cooperate in obtaining and maintaining Patent Rights with respect to Jointly-owned Project-related Inventions and, unless otherwise agreed to by the parties, will share equally any associated costs and expenses. Either party (“Notifying Party”) may voluntarily give up control

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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over obtaining, withdrawing and maintaining any such Patent Rights upon written notice to the other party. In such case, from the date of the written notice going forward, the other party shall have full control over obtaining, withdrawing and maintaining any such Patent Rights and shall pay for all associated costs and expenses to be borne after the other party’s receipt of such notice but (i) the Patent Rights shall continue to be jointly owned and (ii) the Notifying Party shall cooperate with the other party in respect of the procedure which is required for the other party’s obtaining, withdrawing and maintaining the Patent Rights.

          4.4 SONY’s Right to Terminate the License. Notwithstanding Section 4.3, in the event that any third party obtains from Transmeta a license under jointly owned Patent Rights that are based on the Jointly-owned Project-related Inventions, and the third party then asserts that SONY’s products, devices, apparatus, services or systems which implement such jointly owned Patent Rights infringe the third party’s patent rights, SONY has the right to terminate such license under the jointly owned Patent Rights granted by Transmeta to such third party. Transmeta shall notify in writing such SONY’s right to terminate the license to any third parties to which Transmeta grants a license under such Patent Right.

          4.5 Transmeta Background Technology. If any Transmeta Background Technology which Transmeta intends to incorporate into deliverables is specified in a Project Agreement (including in any changes made to a Project Agreement), Transmeta will in good faith discuss with SONY the possibility to grant such rights or license, including any possible royalty, as necessary to incorporate such Transmeta Background Technology into the deliverables. If any Transmeta Background Technology is not so specified in a Project Agreement, then Transmeta hereby grants to SONY a non-exclusive, transferable, royalty-free right and license, with the right to sublicense, under Transmeta Background Technology and Intellectual Property Rights therein to make, have made (including the right to practice any method or process in making), use, sell, offer for sale, import and/or otherwise dispose of or exploit the incorporated Transmeta Background Technology but only when incorporated as part of the deliverable. For the avoidance of doubt, the foregoing will not be deemed to confer on SONY by implication, estoppel or otherwise, any license or other right under Transmeta Background Technology and Intellectual Property Rights for any other purpose. This Section 4.5 shall not apply to any Transmeta Background Technology that is licensed to SONY under the LongRun2 Agreement.

          4.6 Bankruptcy Treatment. The parties acknowledge that the technology and Intellectual Property Rights licensed hereunder are “intellectual property” as defined in Section 101(56) of the U.S. Bankruptcy Code (the “Code”), that this Agreement is governed by Section 365(n) of the Code, and that SONY will have the right to exercise all rights provided by Section 365(n) of the Code with respect to such technology and Intellectual Property Rights. Without limiting the foregoing, the parties agree that in the event that any bankruptcy proceeding is filed by or against Transmeta, and the bankruptcy trustee or debtor-in-possession rejects this Agreement, SONY will have the right to exercise all rights provided by Section 365(n) of the Code, including the right to retain its license rights to such technology and Intellectual Property Rights under this Agreement and any agreement ancillary to this Agreement, subject to SONY’s ongoing compliance with this Agreement.

     4.7 No Conflict. Notwithstanding anything to the contrary in this Agreement, the licenses to SONY in this Agreement are not intended to grant licenses to any technology or Intellectual Property Rights that are licensed under the LongRun2 Agreement. To the extent the

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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same technology or Intellectual Property Rights are licensed both under this Agreement and the LongRun2 Agreement, the license scope in this Agreement shall be reduced to exclude such technology or Intellectual Property Rights. The relevant license shall be granted only under the LongRun2 Agreement and royalties, if any, shall be calculated according to the LongRun2 Agreement.

     5. CONFIDENTIAL INFORMATION.

          5.1 Use and Disclosure Restrictions. Each party will not use the other party’s Confidential Information except as necessary for the performance or enforcement of this Agreement and will not disclose such Confidential Information to any third party except to those of its employees and subcontractors who have a bona fide need to know such Confidential Information for the performance or enforcement of this Agreement; provided that each such employee and subcontractor is bound by a written agreement that contains use and nondisclosure restrictions consistent with the terms set fort in this Section (notwithstanding the foregoing, if such subcontractor is the party’s subsidiary, such subsidiary is not required to execute written-form agreement). Each party will employ all reasonable steps to protect the other party’s Confidential Information from unauthorized use or disclosure, including, but not limited to, all steps that it takes to protect its own information of like importance. The foregoing obligations will not restrict either party from disclosing the other party’s Confidential Information: (i) pursuant to the order or requirement of a court, administrative agency, or other governmental body, provided that the party required to make such a disclosure gives reasonable notice to the other party to contest such order or requirement; (ii) to its legal or financial advisors; and (iii) as required under applicable securities regulations.

          5.2 IBM and Toshiba. Notwithstanding Section 5.1, SONY may disclose Confidential Information disclosed by Transmeta to SONY in the course of performing Services (but exclusive of Transmeta Background Technology not incorporated into deliverables specified in a Project Agreement, Confidential Information provided to SONY under the LongRun2 Agreement, and Confidential Information not related to a Project Agreement), provided that Sony shall cause IBM and/or Toshiba to be bound by the confidentiality obligation to the same extent as they are bound under the Confidential Disclosure Agreement. For the avoidance of doubt, the parties acknowledge and agree that in no event will this Agreement be deemed to amend or release the parties from any obligation under any other agreement, including without limitation the Confidential Disclosure Agreement and the LongRun2 Agreement. Confidential Information provided to SONY under the LongRun2 Agreement may not be disclosed to IBM and/or Toshiba, respectively, until each of them has entered into a similar license agreement with Transmeta.

     6. WARRANTY.

          6.1 Services Warranty. Transmeta warrants that the Services will be performed in a good and workmanlike manner consistent with applicable industry standards. This warranty will be in effect for * * *. As SONY’s sole and exclusive remedy and Transmeta’s entire liability for any breach of the foregoing warranty, Transmeta will, at its sole option and expense, promptly re-perform any Services that fail to meet this limited warranty or refund to SONY the fees paid for the non-conforming Services. Transmeta further warrants that in the course of performance of Services, Transmeta shall not misappropriate third parties’ confidential information and shall not infringe third parties’ copyright.

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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          6.2 Warranty Disclaimers. THE EXPRESS WARRANTIES IN SECTION 6.1 ARE IN LIEU OF, AND TRANSMETA DISCLAIMS, ALL OTHER WARRANTIES, REPRESENTATIONS OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     7. TERM AND TERMINATION.

          7.1 Term. This Agreement will commence on the Effective Date and, unless terminated earlier in accordance with the terms of this Agreement, will remain in force and effect for two (2) years, provided that this Agreement shall continue until completion of the Services performed by Transmeta pursuant to any Project Agreement executed before expiration of this Agreement, in respect of such Project Agreement. The parties anticipate that they will enter into Project Agreements for a minimum of twenty-four (24) months from the Effective Date.

          7.2 Termination. Each party will have the right to terminate this Agreement or any Project Agreement if the other party breaches any material term of this Agreement or Project Agreement and fails to cure such breach within * * * after receipt of written notice thereof.

          7.3 Effect of Termination. Upon the expiration or termination of this Agreement or of any Project Agreement: (i) Transmeta will promptly return to SONY all SONY Materials; (ii) each party will promptly destroy or return to the other party all Confidential Information of the other party in its possession or control; and (iii) SONY will, within * * * after receipt of Transmeta’s invoice, pay all accrued and unpaid fees and expenses.

          7.4 Survival. The rights and obligations of the parties contained in Sections 3, 4, 5, 7.3, 7.4, 8, 9, 10 and 11 will survive the expiration or termination of this Agreement or any Project Agreement.

     8. INDEMNIFICATION.

          8.1 General Indemnity. Each party (an “indemnifying party”) will defend (or settle), at its expense, any action brought against the other party (an “indemnified party”) by a third party to the extent that it is based upon a claim for bodily injury, personal injury (including death) to any person, or damage to tangible property resulting from the negligent acts or willful misconduct of the indemnifying party or its personnel hereunder, and will pay any costs, damages and reasonable attorneys’ fees attributable to such claim that are awarded in final judgment against the indemnified party (or are payable in settlement by the indemnified party); provided that the indemnified party: (i) promptly notifies the indemnifying party in writing of the claim; (ii) grants the indemnifying party sole control of the defense and settlement of the claim; and (iii) provides the indemnifying party, at the indemnifying party’s expense, with all assistance, information and authority reasonably required for the defense and settlement of the claim. The indemnifying party will have no obligation under this Section to the extent any claim is based on the negligent acts or willful misconduct of the indemnified party or its employees or subcontractors.

          8.2 IP Infringement Assistance. If a third party alleges that SONY’s use or implementation of Transmeta Project-related Inventions infringes such third party’s Intellectual Property Rights, then at SONY’s request and at SONY’s expense, Transmeta will provide SONY

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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with all assistance, information and authority reasonably required for the defense and settlement of the claim.

          8.3 IP Infringement Indemnity. SONY will defend (or settle), at its expense, any action brought against Transmeta by a third party to the extent that it is based upon a claim that Transmeta’s use or implementation of the SONY Material under this Agreement, provision of the Services for SONY, or compliance with SONY’s directions or specifications infringes such third party’s Intellectual Property Rights, and will pay any costs, damages and reasonable attorneys’ fees attributable to such claim that are awarded in final judgment against Transmeta (or are payable in settlement by Transmeta); provided that Transmeta: (i) promptly notifies SONY in writing of the claim; (ii) grants SONY sole control of the defense and settlement of the claim; and (iii) provides SONY, at SONY’s expense, with all assistance, information and authority reasonably required for the defense and settlement of the claim.

     9. LIMITATION OF LIABILITY. IN NO EVENT WILL EACH PARTY BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY FOR ANY SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF USE, DATA, BUSINESS OR PROFITS) OR FOR COSTS OF PROCURING SUBSTITUTE SERVICES, PRODUCTS OR DELIVERABLES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE SERVICES OR ANY WORK PRODUCT PROVIDED BY TRANSMETA, HOWEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR SONY’S OBLIGATION TO PAY FEES UNDER SECTION 3 OR SONY’S OBLIGATIONS UNDER SECTION 8.3, EACH PARTY’S TOTAL LIABILITY TO THE OTHER PARTY, FROM ALL CAUSES OF ACTION AND ALL THEORIES OF LIABILITY, WILL BE LIMITED TO AND WILL NOT EXCEED * * *.

     10. NON-SOLICITATION. During the term of this Agreement and for a period of twelve (12) months thereafter, SONY will not actively recruit or otherwise actively solicit for employment any current Transmeta employees or subcontractors who participated in the performance of Services without Transmeta’s express prior written approval.

     11. GENERAL PROVISIONS.

          11.1 Assignment. Transmeta may not assign this Agreement without SONY’s prior written consent, except that Transmeta may assign this Agreement, without SONY’s consent, to an affiliate or to a successor or acquirer, as the case may be, in connection with a merger or acquisition, or the sale of all or substantially all of Transmeta’s assets or the sale of that portion of Transmeta’s business to which this Agreement relates. Subject to the foregoing, this Agreement will bind and inure to the benefit of the parties’ permitted successors and assigns.

          11.2 Governing Law. This Agreement will be governed and construed in accordance with the laws of the State of California, excluding its body of law controlling conflicts of law.

          11.3 Notices. All notices required or permitted under this Agreement will be in writing and delivered in person, by confirmed facsimile transmission, by overnight delivery service, by confirmed electronic mail (email), or by registered or certified mail, postage prepaid with return

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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receipt requested, and in each instance will be deemed given upon receipt. All communications will be sent to the addresses set forth above or to such other address as may be specified by either party to the other party in accordance with this Section.

          11.4 Waiver. The waiver of any breach or default of any provision of this Agreement will not constitute a waiver of any other right hereunder or of any subsequent breach or default.

          11.5 Entire Agreement. This Agreement, including all Project Agreements, constitutes the entire and exclusive agreement of the parties regarding its subject matter and supersedes any and all prior or contemporaneous agreements, communications, and understandings (both written and oral) regarding such subject matter. In the event of a conflict between the provisions of this Agreement and the provisions of a Project Agreement, the provisions of the Project Agreement will govern and control. For the avoidance of doubt, the parties acknowledge and agree that in no event will this Agreement be deemed to amend the LongRun2 Agreement. This Agreement may only be modified or any rights under it waived by a written document executed by both parties.

          11.6 Severability. If any provision of this Agreement is held invalid or unenforceable by a court of competent jurisdiction, the remaining provisions of the Agreement will remain in full force and effect, and the provision affected will be construed so as to be enforceable to the maximum extent permissible by law.

          11.7 Force Majeure. Neither party will be responsible for any failure or delay in its performance under this Agreement (except for the payment of money) due to causes beyond its reasonable control, including, but not limited to, labor disputes, strikes, lockouts, shortages of or inability to obtain labor, energy, raw materials or supplies, war, acts of terror, riot, acts of God or governmental action.

          11.8 Compliance with Laws. Each party shall comply with all laws applicable and shall procure, at its own expense, all permits and licenses required in connection with the performance of its obligations under this Agreement.

          11.9 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date by their duly authorized representatives.

Transmeta Corporation

By:	/s/ Arthur L Swift

Print Name: Art Swift

Title: President and CEO

Date: March 31, 2005

Sony Computer Entertainment Inc.		Sony Corporation

By:	/s/ Ken Kutaragi	By:	/s/ Kenshi Manabe

Print Name: Ken Kutaragi		Print Name: Kenshi Manabe

Title: President & CEO		Title: Deputy President,

Semiconductor Solutions Network Company

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Date: March 29, 2005	Date: March 29, 2005

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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EXHIBIT A

Project Agreement Number: * * *

     This Project Agreement (“Project Agreement”) is made and entered as of March 29, 2005 (the “Project Agreement Effective Date”) pursuant to the terms and conditions of the Design Services Agreement dated March 29, 2005, by and between Transmeta Corporation, a Delaware U.S.A corporation with offices at 3990 Freedom Circle, Santa Clara, CA, 95054 (“Transmeta”), and Sony Computer Entertainment Inc., a Japanese Corporation with office at 2-6-21 Minamiaoyama, Minato-ku, Tokyo 107-0062, Japan (“SCEI”) and SONY Corporation, a Japanese corporation with offices at 6-7-35 Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan (“Sony Co”) (collectively, “SONY”).

Description of Services.

Project Name: * * *

Starting Date: April 1, 2005

Project Headcount: * * *

Project Descriptions: * * *. It is expected that one of the first work products would be individual Project Agreements for each of the following projects:

1.    * * *.

2.    * * *.

3.    * * *.

4.    * * *.

5.    * * *.

6.    * * *.

7.    * * *.

8.    * * *.

Deliverables: N/A as of the Project Agreement Effective Date

Fees and Expenses: * * *.

Project Schedule: More detailed project schedules will be due * * * with the development of each Project Agreement, and after SONY specifies the required product schedule.

Description of SONY Responsibilities: * * *

Payment Responsibility: Sony Co

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Transmeta and SONY Confidential	14	3/29/2005 2:27 PM

Project Manager Contacts.

Transmeta Contact:	SONY Contact:
Name: Andre Kowalczyk	Name: TBD
Title: Vice-President VLSI	Title:
Telephone Number: * * *	Telephone Number:
Fax Number: * * *	Fax Number:
Email Address: * * *	Email Address:

IN WITNESS WHEREOF, the parties have caused this Project Agreement to be executed as of the Project Agreement Effective Date by their duly authorized representatives.

Transmeta Corporation

By:	/s/ Arthur L. Swift

Print Name: Art Swift

Title: President and CEO

Date: 3/31/05

Sony Computer Entertainment Inc.		Sony Corporation

By:	/s/ Terushi Shimizu	By:	/s/ Terushi Shimizu

Print Name: Terushi Shimizu		Print Name: Terushi Shimizu

Title: Deputy Vice President,		Title: CFO,

Semiconductor Business Division		Semiconductor Solutions Network Company

Date: March 29, 2005		Date: March 29, 2005

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Transmeta and SONY Confidential	15	3/29/2005 2:27 PM

EXHIBIT B

Project Agreement Number: * * *

     This Project Agreement (“Project Agreement”) is made and entered as of March 29, 2005 (the "Project Agreement Effective Date") pursuant to the terms and conditions of the Design Services Agreement dated March 29, 2005, by and between Transmeta Corporation, a Delaware U.S.A corporation with offices at 3990 Freedom Circle, Santa Clara, CA, 95054 (“Transmeta”), and Sony Computer Entertainment Inc., a Japanese Corporation with office at 2-6-21 Minamiaoyama, Minato-ku, Tokyo 107-0062, Japan (“SCEI”) and SONY Corporation, a Japanese corporation with offices at 6-7-35 Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan (“Sony Co”) (collectively, “SONY”).

1.	Description of Services.

Project Name: * * *

Starting Date: April 1, 2005

Project Headcount: * * *

Project Description: * * *. It is expected that one of the first work products would be individual Project Agreements for each of the following projects:

1.	* * *.

2.	* * *.

3.	* * *.

4.	* * *.

5.	* * *.

6.	* * *.

7.	* * *.

8.	* * *.

Deliverables: N/A as of the Project Agreement Effective Date

Description of Transmeta and SONY Responsibilities: * * *

Payment Responsibility: Sony Co

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Transmeta and SONY Confidential	16	3/29/2005 2:27 PM

4.	Project Manager Contacts.

Transmeta Contact:	SONY Contact:
Name: Tien-Min Chen	Name: TBD
Title: * * *	Title:

Telephone Number: * * *	Telephone Number:

Fax Number: * * *	Fax Number:

Email Address: * * *	Email Address:

IN WITNESS WHEREOF, the parties have caused this Project Agreement to be executed as of the Project Agreement Effective Date by their duly authorized representatives.

Transmeta Corporation

By:	/s/ Arthur L. Swift

Print Name: Art Swift

Title: President and CEO

Date: 3/31/05

Sony Computer Entertainment Inc.		Sony Corporation

By:	/s/ Terushi Shimizu	By:	/s/ Terushi Shimizu

Print Name: Terushi Shimizu		Print Name: Terushi Shimizu

Title: Deputy Vice President,		Title: CFO,

Semiconductor Business Division		Semiconductor Solutions Network Company

Date: March 29, 2005		Date: March 29, 2005

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Transmeta and SONY Confidential	17	3/29/2005 2:27 PM

EXHIBIT C

Project Agreement Number: * * *

     This Project Agreement (“Project Agreement”) is made and entered as of March 29, 2005 (the "Project Agreement Effective Date") pursuant to the terms and conditions of the Design Services Agreement dated March 29, 2005, by and between Transmeta Corporation, a Delaware U.S.A corporation with offices at 3990 Freedom Circle, Santa Clara, CA, 95054 (“Transmeta”), and Sony Computer Entertainment Inc., a Japanese Corporation with office at 2-6-21 Minamiaoyama, Minato-ku, Tokyo 107-0062, Japan (“SCEI”) and SONY Corporation, a Japanese corporation with offices at 6-7-35 Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan (“Sony Co”) (collectively, “SONY”).

Description of Services.

Project Name: * * *

Starting Date: April 1, 2005

Project Headcount: * * *

Project Descriptions: * * *. It is expected that one of the first work products would be individual Project Agreements for each of the following projects:

1.      * * *.

2.      * * *.

3.      * * *.

4.      * * *.

Deliverables: N/A as of the Project Agreement Effective Date

Project Schedule: More detailed project schedules will be due * * * with the development of each Project Agreement, and after SONY specifies the required product schedule.

Changes to Intellectual Property Rights:

(1) Transmeta agrees that SONY will own all copyright rights in and to all final deliverables created and delivered by Transmeta to SONY pursuant to this Project Agreement, subject to and excluding Transmeta’s rights in any underlying Transmeta Background Technology, which shall be treated in accordance with Section 4.5 of the Design Services Agreement. Transmeta irrevocably assigns and transfers to SONY all of Transmeta’s copyright rights in and to all such final deliverables.

     Transmeta agrees that SONY will own all Patent Rights in any Transmeta Project-related Inventions and Jointly-owned Project-related Inventions or any elements thereof created pursuant to this Project Agreement (subject to and excluding Transmeta’s rights in any underlying Transmeta Background Technology which shall be treated in accordance with Section 4.5 of the Design Services Agreement). Transmeta irrevocably assigns and transfers to SONY all of

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Transmeta and SONY Confidential	18	3/29/2005 2:27 PM

Transmeta’s worldwide Patent Rights in such Transmeta Project-related Inventions and Jointly-owned Project-related Inventions (subject to and excluding Transmeta’s rights in any underlying Transmeta Background Technology, which shall be treated in accordance with Section 4.5 of the Design Services Agreement). Transmeta will have no obligation to pay for any costs or expenses associated with obtaining and maintaining Patent Rights for any Jointly-owned Project-related Inventions created pursuant to this Project Agreement.

(2) At Transmeta’s request, SONY shall discuss with Transmeta in good faith the possibility of granting to Transmeta a license under SONY’s Patent Rights in and to certain Transmeta Project-related Inventions created pursuant to this Project Agreement, provided that, however, SONY will have no obligation to do so if and to the extent any such Transmeta Project-related Invention is based on STI Information.

Description of SONY Responsibilities: * * *.

Payment Responsibility: SCEI.

Project Manager Contacts.

Transmeta Contact:	SONY Contact:

Name: Patrick Gainer	Name: * * *

Title: Vice-President Software	Title: * * *

Telephone Number: * * *	Telephone Number: * * *

Fax Number: * * *	Fax Number: * * *

Email Address: * * *	Email Address: * * *

IN WITNESS WHEREOF, the parties have caused this Project Agreement to be executed as of the Project Agreement Effective Date by their duly authorized representatives.

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Transmeta and SONY Confidential	19	3/29/2005 2:27 PM

Transmeta Corporation

By:	/s/ Arthur L. Swift

Print Name: Art Swift

Title: President and CEO

Date: 3/31/05

Sony Computer Entertainment Inc.		Sony Corporation

By:	/s/ Masayuki Chatani	By:	/s/ Terushi Shimizu

Print Name: Masayuki Chatani		Print Name: Terushi Shimizu

Title:	Corporate Executive & CTO	Title:	CFO,

Semiconductor Solutions Network Company

Date:	March 29, 2005	Date:	March 29, 2005

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Transmeta and SONY Confidential	20	3/29/2005 2:27 PM

EXHIBIT D

Project Agreement Number: * * *

     This Project Agreement (“Project Agreement”) is made and entered as of March 29, 2005 (the "Project Agreement Effective Date") pursuant to the terms and conditions of the Design Services Agreement dated March 29, 2005, by and between Transmeta Corporation, a Delaware U.S.A corporation with offices at 3990 Freedom Circle, Santa Clara, CA, 95054 (“Transmeta”), and Sony Computer Entertainment Inc., a Japanese Corporation with office at 2-6-21 Minamiaoyama, Minato-ku, Tokyo 107-0062, Japan (“SCEI”) and SONY Corporation, a Japanese corporation with offices at 6-7-35 Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan (“Sony Co”) (collectively, “SONY”).

Description of Services.

Project Name: * * *

Starting Date: April 1, 2005

Project Headcount: * * *

Project Descriptions: * * *. It is expected that one of the first work products would be individual Project Agreements for each of the following projects, but only to the extent enabled by the approved Project Headcount:

1. * * *.

2. * * *.

3. * * *.

4. * * *.

5. * * *.

6. * * *.

7. * * *.

Deliverables: N/A as of the Project Agreement Effective Date

Changes to Intellectual Property Rights:

(1) Transmeta agrees that SONY will own all copyright rights in and to all final deliverables created and delivered by Transmeta to SONY pursuant to this Project Agreement subject to and excluding Transmeta’s rights in any underlying Transmeta Background Technology, which shall be treated in accordance with Section 4.5 of the Design Services Agreement. Transmeta irrevocably assigns and transfers to SONY all of Transmeta’s copyright rights in and to all such final deliverables.

     Transmeta agrees that SONY will own all Patent Rights in any Transmeta Project-related Inventions and Jointly-owned Project-related Inventions or any elements thereof created pursuant to this Project Agreement (subject to and excluding Transmeta’s rights in any underlying Transmeta Background Technology, which shall be treated in accordance with Section 4.5 of the Design Service Agreement). Transmeta irrevocably assigns and transfers to SONY all of

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Transmeta and SONY Confidential	21	3/29/2005 2:27 PM

Transmeta’s worldwide Patent Rights in such Transmeta Project-related Inventions and Jointly-owned Project-related Inventions (subject to and excluding Transmeta’s rights in any underlying Transmeta Background Technology, which shall be treated in accordance with Section 4.5 of the Design Service Agreement). Transmeta will have no obligation to pay for any costs or expenses associated with obtaining and maintaining Patent Rights for any Jointly-owned Project-related Inventions created pursuant to this Project Agreement.

(2) At Transmeta’s request, SONY shall discuss with Transmeta in good faith the possibility of granting to Transmeta a license under SONY’s Patent Rights in and to certain Transmeta Project-related Inventions created pursuant to this Project Agreement, provided that, however, SONY will have no obligation to do so if and to the extent any such Transmeta Project-related Invention is based on STI Information.

Project Schedule: More detailed project schedules will be due * * * with the development of each Project Agreement, and after SONY specifies the required product schedule.

Description of SONY Responsibilities: * * *

Payment Responsibility: SCEI.

Project Manager Contacts.

SONY Contact:
Transmeta Contact:

Name: Michael Stawowy	Name: * * *

Title: * * *	Title: * * *

Telephone Number: * * *	Telephone Number: * * *

Fax Number: * * *	Fax Number: * * *

Email Address: * * *	Email Address: * * *

IN WITNESS WHEREOF, the parties have caused this Project Agreement to be executed as of the Project Agreement Effective Date by their duly authorized representatives.

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Transmeta and SONY Confidential	22	3/29/2005 2:27 PM

Transmeta Corporation

By:	/s/ Arthur L.Swift

Print Name: Art Swift

Title: President and CEO

Date: 3/31/05

Sony Computer Entertainment Inc.		Sony Corporation

By:	/s/ Toshiyuki Hiroi	By:	/s/ Terushi Shimizu

Print Name: Toshiyuki Hiroi		Print Name: Terushi Shimizu

Title: Deputy Vice President,		Title: CFO,

	Semiconductor Business Division		Semiconductor Solutions Network Company

Date: March 29, 2005		Date: March 29, 2005

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Transmeta and SONY Confidential	23	3/29/2005 2:27 PM